UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09299

Name of Fund:  Merrill Lynch Disciplined Equity Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Disciplined Equity Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 05/31/06

Item 1 -   Report to Stockholders


Annual Report
May 31, 2006


Merrill Lynch
Disciplined Equity
Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Disciplined Equity Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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Merrill Lynch Disciplined Equity Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.



Portfolio Information as of May 31, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Exxon Mobil Corp.                                  3.5%
Citigroup, Inc.                                    2.5
Bank of America Corp.                              2.4
Goldman Sachs Group, Inc.                          2.2
Boeing Co.                                         2.0
Lehman Brothers Holdings, Inc.                     1.9
Microsoft Corp.                                    1.8
Occidental Petroleum Corp.                         1.7
Lockheed Martin Corp.                              1.6
The Bear Stearns Cos., Inc.                        1.6



                                               Percent of
Sector Representation                      Total Investments

Financials                                        22.3%
Industrials                                       18.9
Information Technology                            16.6
Energy                                            15.6
Health Care                                       10.3
Consumer Discretionary                             7.5
Materials                                          4.7
Consumer Staples                                   0.4
Other*                                             3.7

 * Includes portfolio holdings in short-term investments.



                                               Percent of
Five Largest Industries                        Net Assets

Oil, Gas & Consumable Fuels                       11.7%
Capital Markets                                    6.6
Aerospace & Defense                                6.2
Health Care Providers & Services                   6.2
Insurance                                          6.1

   For Fund compliance purposes, the Fund's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



A Letter From the President



Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Directors has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation - via phone, mail, online or in person - is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund significantly outperformed the benchmark S&P 500 Index and its comparable Lipper category average for the period, benefiting primarily from strong stock selection in various industry sectors.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2006, Merrill Lynch Disciplined Equity Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +13.53%, +12.64%, +12.76% and +13.82%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund's benchmark, the Standard & Poor's (S&P) 500 Index, returned +8.64%, and its comparable Lipper category of Large-Cap Core Funds posted an average return of +7.97% for the same period. (Funds in this Lipper category invest at least 75% of their equity assets in companies with market capitalizations - on a three-year weighted basis - greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.)

For the six-month period ended May 31, 2006, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +4.51%, +3.98%, +4.08% and +4.62%, respectively. The S&P 500 Index returned +2.60% and the Lipper Large-Cap Core Funds category posted an average return of +1.76% for the same period.

The environment for investors in U.S. equities was profitable but challenging during the past 12 months as markets declined toward the end of the period.
The economy, as measured by gross domestic product (GDP), continued to grow at a healthy pace, with an annualized rate of expansion estimated at 5.3% in the first quarter of 2006. The relatively solid economic growth has resulted in increased job creation and strong corporate earnings growth. Merger-and-acquisition (M&A) activity also has been robust during the past several months.

The Federal Reserve Board (the Fed), with new leadership in Chairman Ben Bernanke, continued to remove economic stimulus with a policy of measured interest rate increases totaling 16 since June 2004. This brought the short-term interest rate target from 1% at the start of the monetary tightening campaign to 5% by the end of this reporting period. Escalating energy and commodity prices remained a concern among investors and the Fed. The U.S. dollar, after appreciating in 2005, reached a one-year low versus the euro, and the housing market recently began to display signs of weakening.


What factors most influenced Fund performance?

The Fund's outperformance versus its benchmark for the fiscal year was attributable to successful stock selection across nearly all sectors. Our holdings in the industrials, materials, energy and financials sectors contributed most to the strong relative performance. Within the industrials sector, the share prices of three railroad operators, CSX Corp., Norfolk Southern Corp. and Burlington Northern Santa Fe Corp., rose significantly on healthy volume and yield gains over the course of the year. Robert Half International, a human resources and employment services provider, appreciated considerably amid a sharp increase in job placements. Two aerospace companies, Boeing Co. and Lockheed Martin Corp., also were strong performers thanks to robust order growth and accelerating backlogs.

BHP Billiton Ltd., Phelps Dodge Corp. and Companhia Vale do Rio Doce were our top performers in the materials sector during the year. All three companies have exposure to industrial metals, which saw huge price gains resulting from China's insatiable demand for the commodities, boosting these companies' prices and volumes. In addition, both stock selection and an overweight position in the energy sector enhanced Fund performance. Finally, within the financials sector, Fund performance benefited from our exposure to investment banks, including Goldman Sachs Group, Inc., Lehman Brothers Holdings, Inc. and Bear Stearns Cos., Inc. These companies profited from record levels of trading and underwriting-related gains, M&A activity and asset management fees.


What changes were made to the portfolio during the period?

We reduced our exposure to housing by selling our positions in homebuilders and mortgage-related financial companies. After providing the Fund with several years of healthy gains, we expect earnings in these two areas to come under pressure given moderating housing prices, increased inventories and cancellations, and weaker overall activity. We also took profits in several hotel stocks. While these companies' fundamentals remain strong, we believe the stocks are fully valued. We used the proceeds from our sales to boost the portfolio's weighting in industrials, adding to our positions in the strong-performing aerospace & defense and railroad industries.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



In the information technology sector, we exited our position in Intel Corp. because of the company's continued share loss to Advanced Micro Devices, Inc., a competing semi-conductor chip manufacturer. It is not clear whether Intel's current efforts to regain market share will pay off or merely lead to increased competition. We also sold PC-related companies such as Dell, Inc. amid lackluster demand in the industry and unit volume growth that we believe is not enough to offset pricing erosion. We took profits in the energy sector and shifted some of our exposure from oil exploration and production companies to oilfield equipment manufacturers.


How would you characterize the Fund's position at the close of the period?

Market participants were expecting a mid-cycle economic slowdown heading into 2006. Many were worried about a slowdown in consumer spending, which comprises 70% of U.S. GDP. However, a robust 7.3% gain in consumer spending in the first quarter of the year exceeded many observers' expectations. Currently we are experiencing increased nervous sentiment over the timing and magnitude of the slowdown, the pace of further Fed interest rate hikes and hawkish statements by Chairman Bernanke, all resulting in a sizeable equity market correction. While it is difficult to be bullish during such turbulence, it is important to note that the economy is on relatively strong footing. Steady employment growth has the potential to partially offset the slowing consumer spending resulting from declining home equity withdrawals, as interest rates on loans and lines of credit have risen steadily. We also see extremely healthy corporate and household balance sheets, low inflation globally and modest valuation ratios in the market. Against this backdrop, we are inclined to maintain our growth-oriented investment strategy, focusing on larger-cap, high-quality companies. We believe that when the turbulence clears, share prices will once again be driven by fundamentals.

The Fund's largest overweight relative to the benchmark is in industrials. As noted previously, we added to two key areas in the sector - railroads and aerospace & defense. The Fund also remains overweight in the energy sector. We believe growth in demand will continue to outpace capacity gains over the next several years, thereby supporting higher oil and natural gas prices. Many energy companies are generating significant free cash flow, which they have used to strengthen their balance sheets, pay down debt and raise dividends. Our notable energy holdings include ExxonMobil Corp., Devon Energy Corp. and Total SA. We anticipate increased spending on oil and gas exploration and production projects, which would benefit oil and gas equipment and services companies. We also favor industrial metals companies, which should continue to perform well given strong growth in emerging Asian economies.

The Fund is selectively overweight in certain industries in other sectors. We are focused on health care providers and services (Aetna, Inc., Caremark Rx, Inc.) within the health care sector and communications equipment within information technology (Nokia Oyj, Motorola, Inc. and Corning, Inc.). The portfolio also is overweight in capital-markets-related stocks in the financials sector. The Fund has underweights in consumer staples, pharmaceuticals and telecommunication services. Most consumer staples stocks trade at a premium and have below-average earnings growth. The pharmaceutical industry presently is facing a number of negative factors, including patent expirations on key products, regulatory risk, drug reimportation issues and a dwindling new drug pipeline.


Andrea Mitroff
Vice President and Portfolio Manager


June 14, 2006



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In addition, the Fund's Investment Adviser has reimbursed a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.



Recent Performance Results
                                                               6-Month            12-Month      Since Inception
As of May 31, 2006                                           Total Return       Total Return      Total Return
ML Disciplined Equity Fund, Inc.--Class A Shares*               +4.51%             +13.53%           +20.10%
ML Disciplined Equity Fund, Inc.--Class B Shares*               +3.98              +12.64            +13.73
ML Disciplined Equity Fund, Inc.--Class C Shares*               +4.08              +12.76            +13.74
ML Disciplined Equity Fund, Inc.--Class I Shares*               +4.62              +13.82            +22.15
S&P 500 (R) Index**                                             +2.60              + 8.64            + 7.70

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 6/25/99.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S.
   markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
   Since inception total return is from 6/25/99.

   S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in ML Disciplined Equity Fund, Inc.++ Class A, Class B, Class C and Class I Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


ML Disciplined Equity Fund, Inc.++
Class A Shares*

Date                                             Value

6/25/1999**                                    $ 9,475.00
May 2000                                       $10,006.00
May 2001                                       $10,309.00
May 2002                                       $ 9,119.00
May 2003                                       $ 7,940.00
May 2004                                       $ 9,237.00
May 2005                                       $10,023.00
May 2006                                       $11,379.00


ML Disciplined Equity Fund, Inc.++
Class B Shares*

Date                                             Value

6/25/1999**                                    $10,000.00
May 2000                                       $10,490.00
May 2001                                       $10,720.00
May 2002                                       $ 9,402.00
May 2003                                       $ 8,125.00
May 2004                                       $ 9,381.00
May 2005                                       $10,097.00
May 2006                                       $11,373.00


ML Disciplined Equity Fund, Inc.++
Class C Shares*

Date                                             Value

6/25/1999**                                    $10,000.00
May 2000                                       $10,480.00
May 2001                                       $10,720.00
May 2002                                       $ 9,402.00
May 2003                                       $ 8,126.00
May 2004                                       $ 9,371.00
May 2005                                       $10,087.00
May 2006                                       $11,374.00


ML Disciplined Equity Fund, Inc.++
Class I Shares*

Date                                             Value

6/25/1999**                                    $10,000.00
May 2000                                       $10,590.00
May 2001                                       $10,940.00
May 2002                                       $ 9,695.00
May 2003                                       $ 8,461.00
May 2004                                       $ 9,871.00
May 2005                                       $10,732.00
May 2006                                       $12,215.00


Standard & Poor's 500 Index++++
Date                                             Value

6/25/1999**                                    $10,000.00
May 2000                                       $10,926.00
May 2001                                       $ 9,773.00
May 2002                                       $ 8,420.00
May 2003                                       $ 7,741.00
May 2004                                       $ 9,160.00
May 2005                                       $ 9,914.00
May 2006                                       $10,770.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Disciplined Equity Fund, Inc. invests primarily in income-producing common stocks with a focus on companies likely to experience earnings growth over time.

++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

     Past performance is not indicative of future results.



Average Annual Total Return


                                       Return Without    Return With
                                        Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 5/31/06                     +13.53%          + 7.57%
Five Years Ended 5/31/06                   + 2.00           + 0.90
Inception (6/25/99)
through 5/31/06                            + 2.68           + 1.88



                                           Return           Return
                                        Without CDSC   With CDSC++++++
Class B Shares++

One Year Ended 5/31/06                     +12.64%          + 8.64%
Five Years Ended 5/31/06                   + 1.19           + 0.81
Inception (6/25/99)
through 5/31/06                            + 1.87           + 1.87



                                           Return           Return
                                        Without CDSC   With CDSC++++++
Class C Shares++++

One Year Ended 5/31/06                     +12.76%          +11.76%
Five Years Ended 5/31/06                   + 1.19           + 1.19
Inception (6/25/99)
through 5/31/06                            + 1.87           + 1.87



Class I Shares                                              Return

One Year Ended 5/31/06                                      +13.82%
Five Years Ended 5/31/06                                    + 2.23
Inception (6/25/99) through 5/31/06                         + 2.93


     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2005 and held through May 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                       Beginning               Ending          During the Period*
                                                     Account Value         Account Value        December 1, 2005
                                                      December 1,             May 31,              to May 31,
                                                          2005                  2006                  2006
Actual

Class A                                                  $1,000              $1,045.10               $ 8.31
Class B                                                  $1,000              $1,039.80               $12.26
Class C                                                  $1,000              $1,040.80               $12.26
Class I                                                  $1,000              $1,046.20               $ 7.04

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,067.77               $ 8.20
Class B                                                  $1,000              $1,012.88               $12.09
Class C                                                  $1,000              $1,012.88               $12.09
Class I                                                  $1,000              $1,018.02               $ 6.94

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.63% for Class A, 2.41% for Class B, 2.41% for Class C and 1.38% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                       Shares
Country    Industry           Common Stocks              Held          Value

Australia--1.1%

           Metals & Mining--1.1%

           BHP Billiton Ltd. (a)                        7,000     $     302,960

           Total Common Stocks in Australia                             302,960


Bermuda--1.1%

           Insurance--1.1%

           ACE Ltd.                                     6,000           310,620

           Total Common Stocks in Bermuda                               310,620


Brazil--2.4%

           Metals & Mining--1.2%

           Companhia Vale do Rio Doce
             (Common Shares) (a)                        7,000           326,130

           Oil, Gas & Consumable Fuels--1.2%

           Petroleo Brasileiro SA (a)                   3,700           321,345

           Total Common Stocks in Brazil                                647,475


Finland--1.3%

           Communications Equipment--1.3%

           Nokia Oyj (a)                               17,000           364,990

           Total Common Stocks in Finland                               364,990


France--0.9%

           Software--0.9%

           Business Objects SA (a)(b)                   8,000           235,920

           Total Common Stocks in France                                235,920


Israel--0.4%

           Software--0.4%

           Check Point Software Technologies Ltd. (b)   6,000           115,920

           Total Common Stocks in Israel                                115,920


Luxembourg--0.8%

           Energy Equipment & Services--0.8%

           Tenaris SA (a)                               6,000           221,340

           Total Common Stocks in Luxembourg                            221,340


Mexico--0.7%

           Construction Materials--0.7%

           Cemex, SA de CV (a)                          3,200           182,304

           Total Common Stocks in Mexico                                182,304


Netherlands--1.1%

           Diversified Financial Services--1.1%

           ING Groep NV (a)                             7,900           309,759

           Total Common Stocks in the Netherlands                       309,759


Sweden--0.3%

           Machinery--0.3%

           Volvo AB (a)                                 1,700            83,623

           Total Common Stocks in Sweden                                 83,623


Switzerland--1.8%

           Electrical Equipment--0.9%

           ABB Ltd. (a)                                20,000           252,400

           Pharmaceuticals--0.9%

           Novartis AG (a)                              4,500           249,660

           Total Common Stocks in Switzerland                           502,060


United Kingdom--0.8%

           Commercial Banks--0.8%

           Barclays Plc (a)                             5,000           231,750

           Total Common Stocks in
           the United Kingdom                                           231,750



                                                       Shares
Country    Industry           Common Stocks              Held          Value

United States--84.3%

           Aerospace & Defense--6.2%

           Boeing Co.                                   6,700     $     557,775
           General Dynamics Corp.                       1,500            95,460
           Lockheed Martin Corp.                        6,100           442,189
           Northrop Grumman Corp.                       4,500           291,060
           Raytheon Co.                                 7,200           330,120
                                                                  -------------
                                                                      1,716,604

           Capital Markets--6.6%

           Affiliated Managers Group (b)                1,200           108,240
           The Bear Stearns Cos., Inc.                  3,300           441,375
           Goldman Sachs Group, Inc.                    4,000           603,800
           Lehman Brothers Holdings, Inc.               8,000           532,880
           Morgan Stanley                               2,000           119,240
                                                                  -------------
                                                                      1,805,535

           Commercial Banks--1.3%

           U.S. Bancorp                                 5,000           154,350
           Wachovia Corp.                               4,000           214,000
                                                                  -------------
                                                                        368,350

           Commercial Services & Supplies--1.4%

           Robert Half International, Inc.              6,700           274,968
           Waste Management, Inc.                       3,000           109,860
                                                                  -------------
                                                                        384,828

           Communications Equipment--4.7%

           Cisco Systems, Inc. (b)                     18,600           366,048
           Corning, Inc. (b)                           16,800           407,400
           Motorola, Inc.                              20,000           421,800
           QUALCOMM, Inc.                               2,500           113,025
                                                                  -------------
                                                                      1,308,273

           Computers & Peripherals--3.6%

           Apple Computer, Inc. (b)                     2,000           119,540
           EMC Corp. (b)                                5,000            64,000
           Hewlett-Packard Co.                          9,000           291,420
           International Business Machines Corp.        2,600           207,740
           NCR Corp. (b)                                5,000           195,400
           Western Digital Corp. (b)                    6,000           122,100
                                                                  -------------
                                                                      1,000,200

           Construction & Engineering--1.4%

           McDermott International, Inc. (b)            5,700           373,977

           Diversified Financial Services--4.8%

           Bank of America Corp.                       13,500           653,400
           Citigroup, Inc.                             13,700           675,410
                                                                  -------------
                                                                      1,328,810

           Electrical Equipment--1.1%

           Cooper Industries Ltd. Class A               1,000            89,060
           Rockwell Automation, Inc.                    3,000           204,840
                                                                  -------------
                                                                        293,900

           Electronic Equipment
           & Instruments--1.0%

           Agilent Technologies, Inc. (b)               5,000           174,450
           Arrow Electronics, Inc. (b)                  3,000            97,500
                                                                  -------------
                                                                        271,950



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
Country    Industry           Common Stocks              Held          Value

United States (continued)

           Energy Equipment & Services--3.2%

           BJ Services Co.                              9,600     $     351,840
           Schlumberger Ltd.                            5,000           327,850
           Transocean, Inc. (b)                         2,600           211,562
                                                                  -------------
                                                                        891,252

           Food Products--0.4%

           General Mills, Inc.                          2,000           103,780

           Health Care Equipment
           & Supplies--0.9%

           Becton Dickinson & Co.                       4,300           259,849

           Health Care Providers & Services--6.2%

           Aetna, Inc.                                 10,000           384,600
           AmerisourceBergen Corp.                      6,000           261,540
           Caremark Rx, Inc.                            6,900           330,993
           Cigna Corp.                                  2,300           213,302
           Emdeon Corp. (b)                            10,000           116,100
           Express Scripts, Inc. (b)                    3,500           256,480
           WellPoint, Inc. (b)                          2,000           143,160
                                                                  -------------
                                                                      1,706,175

           Hotels, Restaurants & Leisure--1.7%

           Darden Restaurants, Inc.                     2,300            81,443
           McDonald's Corp.                             5,000           165,850
           Starbucks Corp. (b)                          6,000           213,900
                                                                  -------------
                                                                        461,193

           Household Durables--0.4%

           Newell Rubbermaid, Inc.                      4,000           105,840

           Industrial Conglomerates--1.6%

           General Electric Co.                        12,700           435,102

           Insurance--5.0%

           The Allstate Corp.                           4,000           220,040
           Hartford Financial Services Group, Inc.      5,000           439,700
           MetLife, Inc.                                5,500           283,085
           The St. Paul Travelers Cos., Inc.            3,400           149,668
           W.R. Berkley Corp.                           8,250           283,553
                                                                  -------------
                                                                      1,376,046

           Machinery--1.8%

           Cummins, Inc.                                2,000           220,420
           Ingersoll-Rand Co. Class A                   6,200           270,382
                                                                  -------------
                                                                        490,802

           Metals & Mining--1.8%

           Nucor Corp.                                  1,000           105,270
           Phelps Dodge Corp.                           4,600           394,174
                                                                  -------------
                                                                        499,444

           Multiline Retail--1.5%

           JC Penney Co., Inc.                          6,800           413,168

           Oil, Gas & Consumable Fuels--10.6%

           ConocoPhillips                               6,308           399,233
           Devon Energy Corp.                           7,300           418,728
           Exxon Mobil Corp.                           15,700           956,287
           Marathon Oil Corp.                           1,500           112,575
           Occidental Petroleum Corp.                   4,800           475,632
           Sunoco, Inc.                                 3,300           226,347
           Valero Energy Corp.                          5,200           319,020
                                                                  -------------
                                                                      2,907,822



                                                       Shares
Country    Industry           Common Stocks              Held          Value

United States (concluded)

           Pharmaceuticals--2.4%

           Johnson & Johnson                            4,500     $     270,990
           King Pharmaceuticals, Inc. (b)              11,000           195,580
           Pfizer, Inc.                                 8,000           189,280
                                                                  -------------
                                                                        655,850

           Road & Rail--4.2%

           Burlington Northern Santa Fe Corp.           5,000           387,050
           CSX Corp.                                    6,400           428,288
           Norfolk Southern Corp.                       6,500           342,940
                                                                  -------------
                                                                      1,158,278

           Semiconductors & Semiconductor
           Equipment--2.0%

           Advanced Micro Devices, Inc. (b)             2,000            61,780
           Broadcom Corp. Class A (b)                   5,000           169,050
           Texas Instruments, Inc.                     10,000           312,300
                                                                  -------------
                                                                        543,130

           Software--2.7%

           Fair Isaac Corp.                             4,000           142,280
           Microsoft Corp.                             22,000           498,300
           Oracle Corp. (b)                             8,200           116,604
                                                                  -------------
                                                                        757,184

           Specialty Retail--4.0%

           Best Buy Co., Inc.                           4,600           243,800
           Circuit City Stores, Inc.                   12,000           360,480
           Office Depot, Inc. (b)                       4,800           199,536
           Staples, Inc.                               12,850           301,847
                                                                  -------------
                                                                      1,105,663

           Thrifts & Mortgage
           Finance--1.6%

           Countrywide Financial Corp.                  7,000           267,960
           Freddie Mac                                  3,000           180,120
                                                                  -------------
                                                                        448,080

           Trading Companies
           & Distributors--0.2%

           WESCO International, Inc. (b)                1,000            65,740

           Total Common Stocks in the
           United States                                             23,236,825

           Total Common Stocks
           (Cost--$20,049,223)--97.0%                                26,745,546



                                                   Beneficial
           Short-Term Securities                     Interest

           Merrill Lynch Liquidity Series, LLC
             Cash Sweep Series I, 4.85% (c)(d)     $1,039,084         1,039,084

           Total Short-Term Securities
           (Cost--$1,039,084)--3.8%                                   1,039,084

Total Investments
(Cost--$21,088,307*)--100.8%                                         27,784,630
Liabilities in Excess of Other Assets--(0.8%)                         (227,550)
                                                                  -------------
Net Assets--100.0%                                                $  27,557,080
                                                                  =============



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                 $     21,151,526
                                                   ================
    Gross unrealized appreciation                  $      7,090,550
    Gross unrealized depreciation                         (457,446)
                                                   ----------------
    Net unrealized appreciation                    $      6,633,104
                                                   ================


(a) Depositary receipts.

(b) Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                       $223,869       $31,467
    Merrill Lynch Liquidity Series, LLC
      Money Market Series                          --          $    36


(d) Represents the current yield as of 5/31/2006.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006


Statement of Assets and Liabilities

As of May 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$20,049,223)                            $    26,745,546
       Investments in affiliated securities, at value (identified cost--$1,039,084)                                     1,039,084
       Cash                                                                                                                 3,621
       Receivables:
           Securities sold                                                                     $        79,638
           Dividends                                                                                    64,197
           Capital shares sold                                                                             828            144,663
                                                                                               ---------------
       Prepaid expenses                                                                                                    62,971
                                                                                                                  ---------------
       Total assets                                                                                                    27,995,885
                                                                                                                  ---------------

Liabilities

       Payables:
           Securities purchased                                                                        303,130
           Capital shares redeemed                                                                      62,517
           Distributor                                                                                  16,172
           Investment adviser                                                                           10,289
           Other affiliates                                                                              7,658            399,766
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              39,039
                                                                                                                  ---------------
       Total liabilities                                                                                                  438,805
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    27,557,080
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $        87,759
       Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       91,129
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       42,397
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       23,380
       Paid-in capital in excess of par                                                                                24,617,883
       Accumulated realized capital losses--net                                                $   (4,001,791)
       Unrealized appreciation--net                                                                  6,696,323
                                                                                               ---------------
       Total accumulated earnings--net                                                                                  2,694,532
                                                                                                                  ---------------
       Net Assets                                                                                                 $    27,557,080
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $10,164,030 and 877,594 shares outstanding                                 $         11.58
                                                                                                                  ===============
       Class B--Based on net assets of $9,991,935 and 911,287 shares outstanding                                  $         10.96
                                                                                                                  ===============
       Class C--Based on net assets of $4,646,011 and 423,973 shares outstanding                                  $         10.96
                                                                                                                  ===============
       Class I--Based on net assets of $2,755,104 and 233,804 shares outstanding                                  $         11.78
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006


Statement of Operations

For the Year Ended May 31, 2006
Investment Income

       Dividends (net of $7,060 foreign withholding tax)                                                          $       409,656
       Interest from affiliates                                                                                            31,467
       Securities lending--net                                                                                                 36
                                                                                                                  ---------------
       Total income                                                                                                       441,159
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       189,862
       Account maintenance and distribution fees--Class B                                              116,094
       Accounting services                                                                              60,014
       Account maintenance and distribution fees--Class C                                               50,009
       Professional fees                                                                                49,511
       Registration fees                                                                                41,139
       Printing and shareholder reports                                                                 39,612
       Directors' fees and expenses                                                                     27,611
       Transfer agent fees--Class B                                                                     24,731
       Account maintenance fees--Class A                                                                24,534
       Transfer agent fees--Class A                                                                     18,210
       Transfer agent fees--Class C                                                                     10,827
       Custodian fees                                                                                   10,480
       Transfer agent fees--Class I                                                                      5,173
       Pricing fees                                                                                      1,166
       Other                                                                                            19,865
                                                                                               ---------------
       Total expenses before reimbursement                                                             688,838
       Reimbursement of expenses                                                                      (89,504)
                                                                                               ---------------
       Total expenses after reimbursement                                                                                 599,334
                                                                                                                  ---------------
       Investment loss--net                                                                                             (158,175)
                                                                                                                  ---------------

Realized & Unrealized Gain--Net

       Realized gain on investments--net                                                                                3,167,467
       Change in unrealized appreciation on investments--net                                                              654,195
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                          3,821,662
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     3,663,487
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006


Statements of Changes in Net Assets
                                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                    2006             2005
Operations

       Investment loss--net                                                                    $     (158,175)    $     (153,209)
       Realized gain--net                                                                            3,167,467          3,940,541
       Change in unrealized appreciation--net                                                          654,195        (1,100,243)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          3,663,487          2,687,089
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                          (6,044,392)       (15,563,122)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                                (2,380,905)       (12,876,033)
       Beginning of year                                                                            29,937,985         42,814,018
                                                                                               ---------------    ---------------
       End of year                                                                             $    27,557,080    $    29,937,985
                                                                                               ===============    ===============

       See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006


Financial Highlights

The following per share data                            Class A                                        Class B
and ratios have been derived
from information provided in                   For the Year Ended May 31,                     For the Year Ended May 31,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning of
year                              $  10.20  $   9.40 $   8.08  $   9.28 $  10.88   $   9.73  $   9.04 $   7.83 $   9.06  $  10.72
                                  ----------------------------------------------   ----------------------------------------------
Investment income (loss)--net*        (.01)     --++    (.02)     (.04)    (.04)      (.10)     (.07)    (.09)    (.10)     (.11)
Realized and unrealized gain
(loss)--net                            1.39      .80     1.34    (1.16)   (1.19)       1.33       .76     1.30   (1.13)    (1.18)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations       1.38      .80     1.32    (1.20)   (1.23)       1.23       .69     1.21   (1.23)    (1.29)
                                  ----------------------------------------------   ----------------------------------------------
Less distributions from realized
gain--net                                --       --       --        --    (.37)         --        --       --       --     (.37)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $  11.58  $  10.20 $   9.40  $   8.08 $   9.28   $  10.96  $   9.73 $   9.04 $   7.83  $   9.06
                                  ==============================================   ==============================================

Total Investment Return**

Based on net asset value per
share                                13.53%    8.51%   16.34%  (12.93%) (11.54%)     12.64%     7.63%   15.45% (13.58%)  (12.30%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of reimbursement        1.63%    1.63%    1.61%     1.91%    1.54%      2.41%     2.41%    2.39%    2.69%     2.32%
                                  ==============================================   ==============================================
Expenses                              1.94%    1.77%    1.65%     1.92%    1.54%      2.72%     2.56%    2.43%    2.70%     2.32%
                                  ==============================================   ==============================================
Investment income (loss)--net        (.11%)     .03%   (.23%)    (.53%)   (.37%)     (.91%)    (.76%)  (1.01%)  (1.32%)   (1.15%)
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $ 10,164  $  8,888 $ 14,775  $  4,836 $  5,790   $  9,992  $ 13,294 $ 18,571 $ 22,943  $ 36,190
                                  ==============================================   ==============================================
Portfolio turnover                   39.79%   46.99%   95.70%   108.29%  139.17%     39.79%    46.99%   95.70%  108.29%   139.17%
                                  ==============================================   ==============================================

    *  Based on average shares outstanding.

   **  Total investment returns exclude the effect of sales charges.

   ++  Amount is less than $.01 per share.

       See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006


Financial Highlights (concluded)

The following per share data                            Class C                                        Class I
and ratios have been derived
from information provided in                   For the Year Ended May 31,                     For the Year Ended May 31,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning of
year                              $   9.72  $   9.03 $   7.83  $   9.06 $  10.72   $  10.35  $   9.52 $   8.16 $   9.35  $  10.94
                                  ----------------------------------------------   ----------------------------------------------
Investment income (loss)--net*        (.10)    (.07)    (.09)     (.10)    (.11)        .02       .03     --++    (.02)     (.01)
Realized and unrealized gain
(loss)--net                            1.34      .76     1.29    (1.13)   (1.18)       1.41       .80     1.36   (1.17)    (1.21)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations       1.24      .69     1.20    (1.23)   (1.29)       1.43       .83     1.36   (1.19)    (1.22)
                                  ----------------------------------------------   ----------------------------------------------
Less distributions from realized
gain--net                                --       --       --        --    (.37)         --        --       --       --     (.37)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $  10.96  $   9.72 $   9.03  $   7.83 $   9.06   $  11.78  $  10.35 $   9.52 $   8.16  $   9.35
                                  ==============================================   ==============================================

Total Investment Return**

Based on net asset value per
share                                12.76%    7.64%   15.33%  (13.58%) (12.29%)     13.82%     8.72%   16.67% (12.73%)  (11.38%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of reimbursement        2.41%    2.42%    2.40%     2.70%    2.33%      1.38%     1.38%    1.37%    1.66%     1.29%
                                  ==============================================   ==============================================
Expenses                              2.72%    2.56%    2.44%     2.71%    2.33%      1.69%     1.53%    1.41%    1.67%     1.29%
                                  ==============================================   ==============================================
Investment income (loss)--net        (.90%)   (.77%)  (1.02%)   (1.32%)  (1.16%)       .13%      .28%     .01%   (.29%)    (.12%)
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $  4,646  $  5,025 $  6,472  $  6,316 $  7,665   $  2,755  $  2,731 $  2,996 $  3,094  $  4,502
                                  ==============================================   ==============================================
Portfolio turnover                   39.79%   46.99%   95.70%   108.29%  139.17%     39.79%    46.99%   95.70%  108.29%   139.17%
                                  ==============================================   ==============================================

     * Based on average shares outstanding.

    ** Total investment returns exclude the effect of sales charges. Effective December 28, 2005,
       Class I Shares are no longer subject to any front-end sales charge.

    ++ Amount is less than $.01 per share.

       See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge.
Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $158,175 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of a permanent difference attributable to a net operating loss. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund.

MLIM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding investment advisory, distribution and/or account maintenance fees) will not exceed .75%. This arrangement has a one-year term and is renewable. For the year ended May 31, 2006, MLIM reimbursed the Fund in the amount of $89,504.

MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                            Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Notes to Financial Statements (continued)


For the year ended May 31, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                     $    333           $  5,940
Class I                                     $     14           $     15


For the year ended May 31, 2006, MLPF&S received contingent deferred sales charges of $10,568 and $433 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM or in registered money market funds advised by MLIM. For the year ended May 31, 2006, MLIM, LLC received $16 in securities lending agent fees.

In addition, MLPF&S received $8,207 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2006.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2006, the Fund reimbursed MLIM $656 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2006 were $11,254,330 and $17,375,820, respectively.


4. Capital Share Transactions:
The net decrease in net assets derived from capital share transactions were $6,044,392 and $15,563,122 for the years ended May 31, 2006 and May 31, 2005, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                   58,313    $       655,918
Automatic conversion of shares                51,956            585,404
                                     ---------------    ---------------
Total issued                                 110,269          1,241,322
Shares redeemed                            (104,205)        (1,177,151)
                                     ---------------    ---------------
Net increase                                   6,064    $        64,171
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                   54,726    $       520,615
Automatic conversion of shares                32,491            319,836
                                     ---------------    ---------------
Total issued                                  87,217            840,451
Shares redeemed                            (787,590)        (7,685,496)
                                     ---------------    ---------------
Net decrease                               (700,373)    $   (6,845,045)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                   51,484    $       546,711
                                     ---------------    ---------------
Shares redeemed                            (451,784)        (4,740,183)
Automatic conversion of shares              (54,677)          (585,404)
                                     ---------------    ---------------
Total redeemed                             (506,461)        (5,325,587)
                                     ---------------    ---------------
Net decrease                               (454,977)    $   (4,778,876)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                   65,482    $       619,659
                                     ---------------    ---------------
Shares redeemed                            (719,851)        (6,687,262)
Automatic conversion
  of shares                                 (33,911)          (319,836)
                                     ---------------    ---------------
Total redeemed                             (753,762)        (7,007,098)
                                     ---------------    ---------------
Net decrease                               (688,280)    $   (6,387,439)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                   45,082    $       467,888
Shares redeemed                            (137,838)        (1,463,570)
                                     ---------------    ---------------
Net decrease                                (92,756)     $    (995,682)
                                     ===============    ===============



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Notes to Financial Statements (concluded)



Class C Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                   59,540    $       563,086
Shares redeemed                            (259,173)        (2,389,796)
                                     ---------------    ---------------
Net decrease                               (199,633)    $   (1,826,710)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                   16,359    $       182,019
Shares redeemed                             (46,407)          (516,024)
                                     ---------------    ---------------
Net decrease                                (30,048)    $     (334,005)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                   28,450    $       285,833
Shares redeemed                             (79,430)          (789,761)
                                     ---------------    ---------------
Net decrease                                (50,980)    $     (503,928)
                                     ===============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended May 31, 2006.


6. Distributions to Shareholders:
As of May 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $            --
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                                    --
Capital loss carryforward                                  (3,938,572)*
Unrealized gains--net                                       6,633,104**
                                                        ---------------
Total accumulated earnings--net                         $     2,694,532
                                                        ===============

 * On May 31, 2006, the Fund had a net capital loss carryforward of $3,938,572 all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


7. Plan of Reorganization:
On May 8, 2006, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. ("Large Cap Core") will acquire substantially all of the assets and will assume substantially all of the liabilities of the Fund in exchange for newly issued shares of Large Cap Core.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Disciplined Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Disciplined Equity Fund, Inc. as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Disciplined Equity Fund, Inc. as of May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2006



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the expected closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 8, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, members of the Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings, and in connection with a proposed reorganization in which Merrill Lynch Large Cap Core Fund, a series of Merrill Lynch Large Cap Series Funds, Inc., would acquire the Fund's assets in exchange for shares of Merrill Lynch Large Cap Core Fund, which shares would be distributed to the Fund's shareholders. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15( f ) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution (in the event the proposed reorganization of the Fund does not take place);

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that within the past year the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment (the Board had most recently performed a full annual review of the Current Investment Advisory Agreement in November 2005); and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year;
(c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. The directors noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board also noted the proposed reorganization in which Merrill Lynch Large Cap Core Fund, a series of Merrill Lynch Large Cap Series Funds, Inc., would acquire the assets and liabilities of the Fund. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also considered a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent
Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years     Director        Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to   President of the MLIM/FAM-advised funds since   131 Funds       None
P.O. Box 9011           and          present   2005; President of MLIM and FAM since 2001;     177 Portfolios
Princeton,              Director               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                  to 2001 and Senior Vice President from 1999
Age: 51                                        to 2001; President and Director of Princeton
                                               Services, Inc. ("Princeton Services") since 2001;
                                               President of Princeton Administrators, L.P.
                                               ("Princeton Administrators") since 2001; Chief
                                               Investment Officer of OppenheimerFunds, Inc.
                                               in 1999 and Executive Vice President thereof
                                               from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
   Fund based on his positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years     Director        Director
Independent Directors*


Donald W. Burton        Director     2002 to   General Partner of The Burton Partnership,      23 Funds        Knology, Inc.
P.O. Box 9095                        present   Limited Partnership (an investment              42 Portfolios   (telecommuni-
Princeton,                                     partnership) since 1979; Managing General                       cations) and
NJ 08543-9095                                  Partner of The South Atlantic Venture Funds                     Symbion, Inc.
Age: 62                                        since 1983; Member of the Investment Advisory                   (healthcare)
                                               Council of the Florida State Board of
                                               Administration since 2001.


John Francis O'Brien    Director     2005 to   President and Chief Executive Officer of        23 Funds        ABIOMED
P.O. Box 9095                        present   Allmerica Financial Corporation (financial      42 Portfolios   (medical device
Princeton,                                     services holding company) from 1995 to 2002                     manufacturer),
NJ 08543-9095                                  and Director from 1995 to 2003; President of                    Cabot
Age: 63                                        Allmerica Investment Management Co., Inc.                       Corporation
                                               (investment adviser) from 1989 to 2002;                         (manufacturing),
                                               Director from 1989 to 2002 and Chairman of the                  LKQ
                                               Board from 1989 to 1990; President, Chief                       Corporation
                                               Executive Officer and Director of First                         (auto parts
                                               Allmerica Financial Life Insurance Company                      manufacturing)
                                               from 1989 to 2002 and Director of various other                 and TJX
                                               Allmerica Financial companies until 2002;                       Companies, Inc.
                                               Director since 1989, Member of the Governance                   (retailer)
                                               Nominating Committee since 2004, Member of the
                                               Compensation Committee since 1989 and Member of
                                               the Audit Committee from 1990 to 2004 of ABIOMED;
                                               Director, Member of the Governance and Nomination
                                               Committee and Member of the Audit Committee of
                                               Cabot Corporation since 1990; Director and Member
                                               of the Audit Committee and Compensation
                                               Committee of LKQ Corporation since 2003;
                                               Lead Director of TJX Companies, Inc. since 1999;
                                               Trustee of the Woods Hole Oceanographic Institute
                                               since 2003.


David H. Walsh          Director     2003 to   Consultant with Putnam Investments from 1993    23 Funds        None
P.O. Box 9095                        present   to 2003 and employed in various capacities      42 Portfolios
Princeton,                                     therewith from 1973 to 1992; Director,
NJ 08543-9095                                  Massachusetts Audubon Society from 1990
Age: 64                                        to 1997; Director, The National Audubon
                                               Society from 1998 to 2005; Director, The
                                               American Museum of Fly Fishing since 1997.


Fred G. Weiss**         Director     1999 to   Managing Director of FGW Associates since       23 Funds        Watson
P.O. Box 9095                        present   1997; Vice President, Planning, Investment      42 Portfolios   Pharmaceuticals,
Princeton,                                     and Development of Warner Lambert Co. from                      Inc.
NJ 08543-9095                                  1979 to 1997; Director of the Michael J. Fox                    (pharmaceutical
Age: 64                                        Foundation for Parkinson's Research since 2000;                 company)
                                               Director of BTG International Plc (a global
                                               technology commercialization company)
                                               since 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1999 to   Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
P.O. Box 9011           President    present   First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President
Princeton,              and                    and Treasurer of Princeton Services since 1999 and Director since 2004; Vice
NJ 08543-9011           Treasurer              President of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004;
Age: 45                                        Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since
                                               2004.


Andrea Mitroff          Vice         2002 to   Managing Director of MLIM since 2000; Director of MLIM from 1997 to 2000.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 41


Jeffrey Hiller          Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present   and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                  Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                        Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                               Commission's Securities and Exchange Division of Enforcement in Washington, D.C.
                                               from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                        present   to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                     and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.



Custodian
JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Laurie Simon Hodrick resigned as a Director of Merrill Lynch Disciplined Equity Fund, Inc. effective May 1, 2006.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of
           May 1, 2006), (3) John F. O'Brien, (4) David H. Walsh and (5)
           Fred G. Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

           Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending May 31, 2006 - $26,400
                                    Fiscal Year Ending May 31, 2005 - $26,000

           (b) Audit-Related Fees - Fiscal Year Ending May 31, 2006 - $0
                                    Fiscal Year Ending May 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending May 31, 2006 - $6,000
                                    Fiscal Year Ending May 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending May 31, 2006 - $0
                                    Fiscal Year Ending May 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending May 31, 2006 - $3,124,717
               Fiscal Year Ending May 31, 2005 - $9,030,943

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Disciplined Equity Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: July 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: July 21, 2006


By:    /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: July 21, 2006